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                                                                   Exhibit 10.14

                                AMENDMENT NO. 1

     AMENDMENT NO. 1 (this "AMENDMENT"), dated as of June 23, 1999, to the Credit Agreement (the "CREDIT AGREEMENT") dated as of June 26, 1998, and to the Security Agreement (the "SECURITY AGREEMENT") executed and delivered therewith, each by and among LABRANCHE & CO., a New York limited partnership (the "BORROWER") and THE BANK OF NEW YORK, (the "BANK")

                                  RECITALS

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Borrower has requested that the Credit Agreement be amended to the extent and in the manner set forth below and the Bank is agreeable to such amendment subject to the terms and conditions hereof.

     Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 1.3 of the Credit Agreement is amended by restating in their entirely the following definitions:

     "COMMITMENT" shall mean $100,000,000, as the same may be (a) reduced from time to time pursuant to Section 2.3(a)(ii) hereof and/or increased pursuant to
Section 2.4 hereof.

     "SPECIAL COUNSEL" shall mean Bryan Cave LLP.

     "TERMINATION DATE" shall mean June 23, 2000.

     2. Section 3.1 is amended by adding the following subsection at the end of thereof:

        (u) Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the borrower's systems interact) and the testing of all such systems and equipment, as so reprogrammed, is expected to be completed in October of 1999. The cost to the Borrower of such reprogramming and testing and of the reasonable foreseeable consequences of year 2000 to the Borrower (including

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reprogramming errors and the failure of others' systems or equipment) is not expected to result in a Default or have a material adverse effect on the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Borrower. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower are and, with ordinary course upgrading and maintenance, are expected to continue for the term of this Credit Agreement to be, sufficient to permit the Borrower to conduct its business as presently conducted without a material adverse change in the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Borrower.

     3. section 5.1 of the Credit Agreement is amended to restate in their entirety subsections (a) and (b) thereof as follows:

     (a) NET CAPITAL. Maintain at all times a net capital (as defined Rule 15c3-1(c)(2) promulgated by the SEC) of not less than $75,000,000.

     (b) NET WORTH. Maintain at all times a net worth (computed as required for reporting on item 5, line 3530 of a FOCUS Report of the Borrower) of not less than $100,000,000.

     4. Schedule 3.1(d) is amended in its entirety to read as set forth in
Schedule 3.1(d) attached hereto.

     5. The date contained in the third line of the first paragraph of the Security Agreement is amended to read "June 26, 1998".

     6. This Amendment shall not be effective until such date as the Borrower and the Bank shall have executed and delivered this Amendment.

     7. On and as of the date hereof the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Special Counsel in connection with this Amendment.

     8. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained

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herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     9. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     10. THIS AMENDMENT IS BEING EXECTUED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THOSE RELATING TO CONFLICT OF LAWS.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LaBRANCHE & CO.
                                        By LaB Investing Co. L.L.C.
                                        Its General Partner
                                        By:            LaBranche
                                              --------------------------------
                                        Name:          G M L LaBranche IV
                                              --------------------------------
                                        Title:         Sr Managing Ptr.
                                              --------------------------------

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                               THE BANK OF NEW YORK

                               By:    /s/  Enrique A. Rivera
                                     --------------------------------
                               Name:       Enrique A. Rivera
                                     ------------------------------
                               Title:      Vice President
                                     ------------------------------


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                                SCHEDULE 3.1(d)

                              PARTNERS IN BORROWER

GENERAL PARTNER
LaB Investing Co. L.L.C.

LIMITED PARTNERS
Gerard T. Cleary
Hilary R. Geary Trust
Lauren M. Behn
John R. Redmod
Louis V. Henston
Robert N. Westerlund
Richard E. Crisco
James J. Boyle
Jane R. Rosenau Trust B
Dennis J. Stack
Joseph L. Gitterman I
Robert J. Vadala
Estate of Joseph L. Bruce
Kathryn Gallagher
Kevin J. Gallagher Trust
Jane R. Rosenau Trust A
David A. Gallagher Trust
Caputo Children's Trust